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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 29, 2023

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

500 South Buena Vista Street
Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On November 29, 2023, The Walt Disney Company (the “Company”) elected D. Jeremy Darroch, effective as of January 9, 2024, and James P. Gorman, effective as of February 5, 2024, as directors on the Company’s Board of Directors (the “Board”) in each case with a term expiring at the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”). Mr. Darroch was appointed to the Audit Committee of the Board, effective as of January 9, 2024. Mr. Gorman was appointed to the special Succession Planning Committee of the Board, effective as of February 5, 2024. In connection with their election to the Board, the Company increased the size of the Board from 11 to 12 directors, effective as of January 9, 2024, and from 12 to 13 directors, effective as of February 5, 2024. Effective as of the commencement of the election of directors at the 2024 Annual Meeting, the size of the Board will be reduced from 13 to 12 directors.

Mr. Darroch and Mr. Gorman will receive the standard director compensation that the Company provides to its non-employee directors as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2023. Each of Mr. Darroch and Mr. Gorman will enter into an indemnification agreement with the Company substantially in the form filed as Exhibit 10.28 to the Company’s Form 10-K filed with the SEC on November 21, 2023.

Neither Mr. Darroch nor Mr. Gorman is a party to any arrangement or understanding with any person pursuant to which he was elected as a director, nor a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

(b) On November 29, 2023, Francis A. deSouza, a director on the Board, informed the Company that he will not stand for reelection at the 2024 Annual Meeting, and accordingly, Mr. deSouza will cease to be a director effective as of the commencement of the election of directors at the 2024 Annual Meeting.

A copy of the press release announcing the election of Mr. Darroch and Mr. Gorman to the Board and that Mr. deSouza will not stand for reelection is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 29, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
Jolene E. Negre
Associate General Counsel and Secretary
Dated: November 29, 2023